Exhibit 99.1
KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
J.P. Morgan Securities LLC
Credit Suisse Securities (USA) LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Private Education Loan Trust 2020-C – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “CO200124101618.TXT,” provided by the Company on January 24, 2020, containing certain information related to 62,369 student loans (the “Student Loans”) as of January 21, 2020 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Navient Private Education Loan Trust 2020-C. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule
1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “com4pared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts related to Current Principal Balance and numbers of months related to Remaining Term were within $1.00 and one (1) month, respectively.

•	The term “Cutoff Date” means January 21, 2020.

•	The terms “CLASS System,” “ENCORE System,” and “FDR System” mean the Company’s servicing systems.

•	The term “Loan File” means any file containing the following documents, as applicable, for each Selected Student Loan (defined below):

−	Promissory Note, Truth in Lending Disclosure, Loan Application, Loan Credit Agreement, Application Summary, and NRI Origination Disclosure in the Encore System;

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG
International Cooperative (“KPMG International”), a Swiss entity.

−
#BS1 Screen, #BS3 Screen, #BS5 Screen, #CSS Screen, #CDS Screen, #NM CR Screen, #NM CC Screen, #NM AF Screen, #EDH Screen, #ED2 Screen, #CIS Screen, #NPO Screen, #HDI Screen, and Enterprise Data Warehouse (“EDW”) query in the FDR System; and,

−	Loan Disbursement Data Screen (#113 Screen), Loan Disbursement Data Screen (#115 Screen), and School Profile Screen (#728 Screen) in the CLASS System.

The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the ENCORE System, FDR System, and/or CLASS System.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 361 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception, except for certain procedures related to School Type 1, School Type 2, and Recent FICO, as detailed below. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Company’s Instructions

Social Security Number
Promissory Note, Loan Application, Loan Credit Agreement, Loan Amount on the Promissory Note, Refinance Total on Application Summary, Total Loan Amount on Truth in Lending Disclosure and Total Loan Amount on NRI Origination Disclosure, Insurance Premium amount in “INS PREM” field on Loan Disbursement Data Screen (#113 Screen), and instructions provided by the Company described below

Signature(s) on the Promissory Note, Loan Application or Loan Credit Agreement
Promissory Note, Loan Application, Loan Credit Agreement, and instructions provided by the Company described below. We performed no procedures with regard to any signatory requirements on the Promissory Note, Loan Application, or Loan Credit Agreement, or to confirm the authenticity of the signature(s).

Disbursement Year	“1ST ACTIVE DATE” field on #BS5 Screen, Loan Disbursement Data Screen (#115 Screen “1st DISB” field)

Original Principal Balance	“TOTALDISB” field within the “DISBMNTS” tab of #HDI Screen, Loan Disbursement Data Screen (#115 Screen “DISB PRIN” field)

Current Principal Balance/Recomputed Current Principal Balance
“ACCOUNT BALANCE” field on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “LATE FEE” field, “RETRO PROCESSING” field , or Interest Rate on
#CSS Screen, “CYCLE DATE” on #EDH Screen, first

Attributes	Loan File/Company’s Instructions

“PAYMENT” of the cycle on #CSS Screen or #CDS Screen, and instructions provided by the Company described below

Loan Type	“#14” field on #NM CC Screen

Loan Status
“CURR LOAN STATUS” field on #EDH Screen and “MISC FIELD 2” field on the #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, and instructions provided by the Company described below

Current Status End Date
“CYCLE DATE,” “CURR:GRAD/SEP DT,” or
“MATURITY DT” fields on #EDH Screen, “ORIG: GRAD/ SEP DT” field on #ED2 Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, date in the “MIN PAY DUE”  field on
#EDH Screen, EDW query, and instructions provided by the Company described below

Remaining Term (Recomputed Remaining Term)
“CYCLE DATE,” “MATURITY DT,” “DUE DATE,” and
“CURR LOAN STATUS” fields on #EDH Screen, “METHOD OVERRIDE END DATE” using the “RULS
MIN PAY (CP PO RM)” field on the #NPO Screen, “MISC FIELD 2” field on #BS3 Screen, “#9” field on #NM CC Screen, and instructions provided by the Company described below

Repayment Schedule Type
“CYCLE DATE” or “CURR LOAN STATUS” field on
#EDH Screen, “MISC FIELD 2” field on #BS3 Screen, “METHOD OVERRIDE ID” using the “RULS MIN PAY
(CP PO RM)” field on #NPO Screen, and instructions provided by the Company described below

Interest Rate
“INT RT” field on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, and #HDI Screen for Interest Rate with borrower benefit related information

School Type 1	“MISC FIELD 5” field on #BS3 Screen and instructions provided by the Company described below

School Type 2 (Title IV)
“SCHL CODE” field and “SCHL TYPE” field on School Profile Screen (#728 Screen), Loan Disbursement Data Screen (#115 Screen field “SCHL CODE”), “SCHOOL BRANCH” field on School Profile Screen (#728 Screen), and instructions provided by the Company described below

State of Residence	#BS1 Screen, documentation of change that affects the state of residence on #CIS Screen

Attributesu	Loan File/Company’s Instructions

Recent FICO	“DATE CB SCORE GENERATED” and “CREDIT BUREAU SCORE” field on #NM CR Screen, and instructions provided by the Company described below

Original FICO	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

1.
For purposes of comparing the Social Security Number and Signature(s) on the Promissory Note, Loan Application, or Loan Credit Agreement, in order to identify if the Promissory Note, Loan Application, or Loan Credit Agreement corresponded to the Selected Student Loan, we were instructed by the Company to compare the requested Loan Amount plus any origination fee indicated on the Promissory Note, Loan Application, or Loan Credit Agreement, or the Total Loan Amount indicated on the Truth in Lending Disclosure or the NRI Origination Disclosure, or the Refinance Total indicated on the Application Summary, to the Original Principal Balance of the Selected Student Loan set forth in the Data File. In the event the Promissory Note was not present, the Company instructed us to observe the Signature(s) on the Loan Application or the Loan Credit Agreement. In the event the Loan Amount on the Promissory Note, Loan Application, or Loan Credit Agreement was lower than the Original Principal Balance, the Company instructed us to observe if the difference was attributable to the Insurance Premium amount in the “INS PREM” field on the Loan Disbursement Data Screen (#113 Screen). If the difference was attributable to the Insurance Premium amount, such difference was not considered an exception. The Promissory Note, Loan Application, or Loan Credit Agreement was available for all Selected Student Loans.

2.
For purposes of comparing Current Principal Balance, we were instructed by the Company to compare the “ACCOUNT BALANCE” field on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen. In the event the “ACCOUNT BALANCE” field on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “BAL_CURR” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

a)
To the “ACCOUNT BALANCE” field on the #CSS Screen, add any applicable Repayment Fee (shown as “RPMT FEE” on the #ED2 Screen) or applicable Capitalized Interest (shown as “CAP INT” on the #ED2 Screen) or applicable Late Fee (shown as “LATE FEE” on the #CSS Screen); and,

b)
Subtract any amount indicated in the “RETRO PROCESSING” field on the #CSS Screen and any additional principal payment applied after the Cutoff Date, which was identified by subtracting the recalculated accrued interest (Interest Rate on #CSS Screen multiplied by the number of days from the start of the “CYCLE DATE” on the #EDH Screen to the day before the date of the first PAYMENT on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” field on the #CSS Screen) from the first PAYMENT made.

We compared the Recomputed Current Principal Balance to the “BAL_CURR” field in the Data File.

3.	For purposes of comparing Loan Status, we were instructed by the Company to compare Loan Status as follows:

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “RPMT,” “F***,” “SSFP,” “SSP*,” or “FORP” the Loan Status was “In-Repayment”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SSF*,” the Loan Status was “Forbearance”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “D***,” and the Repayment Type on the “MISC FIELD 2” on the #BS3 Screen was not “F0025” or “FX025,” the Loan Status was “In- Repayment”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen was other than “DMIP” or “F***,” and the Repayment Type in the “MISC FIELD 2” field on the #BS3 Screen was either “F0025” or “FX025,” “SOIOP” or blank, the Loan Status was “In-Repayment”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SCHL,” or “GRCE,” and the Repayment Type in the “MISC FIELD 2” field on the #BS3 Screen was not “D000*,” the Loan Status was “In-Repayment”;

•
To the status contained in the “CURR LOAN STATUS” field on the #EDH Screen. In the event the Loan Status did not agree, the Company instructed us to identify a notation of status change on the #CIS Screen or “ORIG STMT STATUS” field on the #ED2 Screen.

4.
For purposes of comparing the Current Status End Date, we were instructed by the Company to compare the “CUR_STATUS_END_DT” field in the Data File to the “CURR: GRAD/SEP DT” or “MATURITY DT” field on the #EDH Screen, or the “ORIG: GRAD/SEP DT” field on the #ED2 Screen plus one month, or to the “METHOD OVERRIDE END DATE” field after the Cutoff Date using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen. In the event the Selected Student Loan was updated after the Cutoff Date, we were instructed by the Company to view the #CIS Screen to identify if any change was made to the Current Status End Date after the Cutoff Date or if any change was made to the “MIN PAY DUE” field corresponding to the ”CYCLE DATE” prior to the Cutoff Date on the #EDH Screen.

5.	For purposes of comparing Remaining Term, we were instructed by the Company to recompute the Remaining Term (“Recomputed Remaining Term”) as follows:

a)
For Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated as “GRCE,” “RPMT,” “SSP*,” “SSF*,” “SCHL,” all “F” repayment types, all “D” repayment types in the “MISC FIELD 2” field on #BS3 Screen (except for “DSCH”/“F0025,” “DSCH”/“SOIOP,” “DSCH”/“PPIOP,” “SCHL”/ repayment type not “D****” or “GRCE”/ repayment type not “D****”), we were instructed by the Company to subtract the Cutoff Date from the “CYCLE DATE” after the “MATURITY DT” (one month after the “MATURITY DT”), both on the #EDH Screen, and divide the result by the average number of days in a month (i.e., 30.4375). The Company instructed us to consider repayment type “P0000” to be the same as “D0000” and repayment type “PPIOP” to be the same as “SOIOP.” If the Cutoff Date was later than the “DUE DATE” on the #EDH Screen, we were instructed by the Company to subtract one month from the calculation;

b)
The Company informed us that the day of the “CYCLE DATE” and the day of the “MATURITY DT” both on the #EDH Screen should agree. In certain instances where the days did not agree, we were instructed by the Company to utilize the “CYCLE DATE” for purposes of recomputing the Remaining Term;

c)
For 19 Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH,” “SCHL,” or “GRCE,” and the “MISC FIELD 2” field on the #BS3 Screen was either “F0025,” “SOIOP,” or “PPIOP,” we were instructed by the Company to recompute the Remaining Term as the sum of (1) the difference greater than zero between the Cutoff Date and the “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, divided by the average number of days in a month (i.e., 30.4375), and (2) the difference between the Cutoff Date and the “CYCLE DATE” after the “MATURITY DATE” on the #EDH Screen, divided by the average number of days in a month (i.e., 30.4375);

d)	For Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated “GRCE” or “SCHL” and the “MISC FIELD 2” field on the #BS3 Screen was “D0000,” we were instructed by the Company to compare the Remaining Term to the “#9” field on the #NM CC Screen.

We compared the Recomputed Remaining Term to the “REM_TERM” field in the Data File.

6.	For purpose of comparing Repayment Schedule Type, we were instructed by the Company to compare Repayment Schedule Type as follows:

•
If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either “D0000,” “F0025,” “FX025,” “SOIOP,” “PPIOP,” “D000E,” “P0000,” “PPIOE,” “FX02E,” or blank and the “CYCLE DATE” was before the Cutoff Date, the Repayment Schedule Type was “V”;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either “F0025” or “FX025” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “W”;

•
If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either blank, “PPIOP” or “SOIOP” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “Z”;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D0000” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “N”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DMIP,” GRPM,” “F***” (excluding “FORP”) or “SSF*,” the Repayment Schedule Type was “N”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH” and the Repayment Type on the “MISC FIELD 2” on the #BS3 Screen was either “F0025” or “FX025,” the Repayment Schedule Type was “E”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH” and the Repayment Type on the “MISC FIELD 2” field on the #BS3 Screen was “SOIOP,” “PPIOP” or blank, the Repayment Schedule Type was “D”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SS**,” the Repayment Schedue Type was the last character in the “CURR LOAN STATUS” field on the #EDH Screen;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated a Repayment Type which had an “E” in the fifth character, the Repayment Schedule Type was “V.”

•	If none of the criteria above applied, we were instructed by the Company to identify the “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen and:

i.	If the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBSS**,” the Repayment Schedule Type was the last character of the “METHOD OVERRIDE ID”;

ii.
If (1) the “METHOD OVERRIDE ID” on the #NPO Screen began with either “DFDMIP” or “DFGRPM,” or “FB*,” but was not “FBFORP,” (2) the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*,” “P0000,” or “P000L,” or (3) the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBFORP” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*,” “P0000,” or “P000L, the Repayment Schedule Type was “N”;

iii.
If the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT010,” or “CT01L,” the Repayment Schedule Type was “E”;

iv.	If the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated no Repayment Type, the Repayment Schedule Type was “D”;

v.
If the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBFORP” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT0010,” or “CT01L,” the Repayment Schedule Type was “W”; or,

vi.
If the “METHOD OVERRIDE ID” on the #NPO Screen was blank and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as blank, “CTIOP,” “CTIOL,” “LGIOP,” “LGIOL,” “PPIOP,” “PPIOL,” “SOIOP,” or “SOIOL,” the Repayment Schedule Type was “Z.”

•	If none of the criteria above regarding the “METHOD OVERRIDE ID” applied, we were instructed by the Company as follows:

i.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*” “P0000” or “P000L,” the Repayment Schedule Type was “N”;

ii.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT010,” or “CT01L,” the Repayment Schedule Type was “W”; or,

iii.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as blank, the Repayment Schedule Type was “Z.”

•	If none of the criteria above applied, we were instructed by the Company that the Repayment Schedule Type was “V.”

7.
For purposes of comparing School Type 1 and School Type 2, we were informed by the Company that if the “SCHOOL_CODE” in the Data File was “000000,” there was no single school code associated with the Selected Student Loan. In such situations, we were instructed by the Company to not perform procedures related to School Type 1 and School Type 2. No such situations were found for the Selected Student Loans.

8.
For purposes of comparing School Type 2, in the event the last two numbers of the “SCHOOL_CODE” in the Data File were not “00,” we were instructed by the Company to enter the last two numbers of the school code into the “SCHOOL BRANCH” field on the School Profile Screen (#728 Screen) to retrieve the “SCHL TYPE” field. We compared the retrieved “SCHL TYPE” field to the “TITLE_IV_SCH_CODE” field on the Data File.

9.
For purposes of comparing Recent FICO, we were informed by the Company that if the “DATE CB SCORE GENERATED” on the #NM CR Screen was either after the Cutoff Date or within six (6) months prior to the Cutoff Date, the “CREDIT BUREAU SCORE” field on the #NM CR Screen would display a more recent FICO than the one listed in the “REC_FICO” field in the Data File, and instructed not to consider such differences to be exceptions. No such situations were found for the Selected Student Loans.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 62,369 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Loan Files and instructions provided by the Company, without verification or evaluation of such information, or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
February 26, 2020

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2020C001	39	2020C039	77	2020C077	115	2020C115	153	2020C153
2	2020C002	40	2020C040	78	2020C078	116	2020C116	154	2020C154
3	2020C003	41	2020C041	79	2020C079	117	2020C117	155	2020C155
4	2020C004	42	2020C042	80	2020C080	118	2020C118	156	2020C156
5	2020C005	43	2020C043	81	2020C081	119	2020C119	157	2020C157
6	2020C006	44	2020C044	82	2020C082	120	2020C120	158	2020C158
7	2020C007	45	2020C045	83	2020C083	121	2020C121	159	2020C159
8	2020C008	46	2020C046	84	2020C084	122	2020C122	160	2020C160
9	2020C009	47	2020C047	85	2020C085	123	2020C123	161	2020C161
10	2020C010	48	2020C048	86	2020C086	124	2020C124	162	2020C162
11	2020C011	49	2020C049	87	2020C087	125	2020C125	163	2020C163
12	2020C012	50	2020C050	88	2020C088	126	2020C126	164	2020C164
13	2020C013	51	2020C051	89	2020C089	127	2020C127	165	2020C165
14	2020C014	52	2020C052	90	2020C090	128	2020C128	166	2020C166
15	2020C015	53	2020C053	91	2020C091	129	2020C129	167	2020C167
16	2020C016	54	2020C054	92	2020C092	130	2020C130	168	2020C168
17	2020C017	55	2020C055	93	2020C093	131	2020C131	169	2020C169
18	2020C018	56	2020C056	94	2020C094	132	2020C132	170	2020C170
19	2020C019	57	2020C057	95	2020C095	133	2020C133	171	2020C171
20	2020C020	58	2020C058	96	2020C096	134	2020C134	172	2020C172
21	2020C021	59	2020C059	97	2020C097	135	2020C135	173	2020C173
22	2020C022	60	2020C060	98	2020C098	136	2020C136	174	2020C174
23	2020C023	61	2020C061	99	2020C099	137	2020C137	175	2020C175
24	2020C024	62	2020C062	100	2020C100	138	2020C138	176	2020C176
25	2020C025	63	2020C063	101	2020C101	139	2020C139	177	2020C177
26	2020C026	64	2020C064	102	2020C102	140	2020C140	178	2020C178
27	2020C027	65	2020C065	103	2020C103	141	2020C141	179	2020C179
28	2020C028	66	2020C066	104	2020C104	142	2020C142	180	2020C180
29	2020C029	67	2020C067	105	2020C105	143	2020C143	181	2020C181
30	2020C030	68	2020C068	106	2020C106	144	2020C144	182	2020C182
31	2020C031	69	2020C069	107	2020C107	145	2020C145	183	2020C183
32	2020C032	70	2020C070	108	2020C108	146	2020C146	184	2020C184
33	2020C033	71	2020C071	109	2020C109	147	2020C147	185	2020C185
34	2020C034	72	2020C072	110	2020C110	148	2020C148	186	2020C186
35	2020C035	73	2020C073	111	2020C111	149	2020C149	187	2020C187
36	2020C036	74	2020C074	112	2020C112	150	2020C150	188	2020C188
37	2020C037	75	2020C075	113	2020C113	151	2020C151	189	2020C189
38	2020C038	76	2020C076	114	2020C114	152	2020C152	190	2020C190

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2020C191	229	2020C229	267	2020C267	305	2020C305	343	2020C343
192	2020C192	230	2020C230	268	2020C268	306	2020C306	344	2020C344
193	2020C193	231	2020C231	269	2020C269	307	2020C307	345	2020C345
194	2020C194	232	2020C232	270	2020C270	308	2020C308	346	2020C346
195	2020C195	233	2020C233	271	2020C271	309	2020C309	347	2020C347
196	2020C196	234	2020C234	272	2020C272	310	2020C310	348	2020C348
197	2020C197	235	2020C235	273	2020C273	311	2020C311	349	2020C349
198	2020C198	236	2020C236	274	2020C274	312	2020C312	350	2020C350
199	2020C199	237	2020C237	275	2020C275	313	2020C313	351	2020C351
200	2020C200	238	2020C238	276	2020C276	314	2020C314	352	2020C352
201	2020C201	239	2020C239	277	2020C277	315	2020C315	353	2020C353
202	2020C202	240	2020C240	278	2020C278	316	2020C316	354	2020C354
203	2020C203	241	2020C241	279	2020C279	317	2020C317	355	2020C355
204	2020C204	242	2020C242	280	2020C280	318	2020C318	356	2020C356
205	2020C205	243	2020C243	281	2020C281	319	2020C319	357	2020C357
206	2020C206	244	2020C244	282	2020C282	320	2020C320	358	2020C358
207	2020C207	245	2020C245	283	2020C283	321	2020C321	359	2020C359
208	2020C208	246	2020C246	284	2020C284	322	2020C322	360	2020C360
209	2020C209	247	2020C247	285	2020C285	323	2020C323	361	2020C361
210	2020C210	248	2020C248	286	2020C286	324	2020C324
211	2020C211	249	2020C249	287	2020C287	325	2020C325
212	2020C212	250	2020C250	288	2020C288	326	2020C326
213	2020C213	251	2020C251	289	2020C289	327	2020C327
214	2020C214	252	2020C252	290	2020C290	328	2020C328
215	2020C215	253	2020C253	291	2020C291	329	2020C329
216	2020C216	254	2020C254	292	2020C292	330	2020C330
217	2020C217	255	2020C255	293	2020C293	331	2020C331
218	2020C218	256	2020C256	294	2020C294	332	2020C332
219	2020C219	257	2020C257	295	2020C295	333	2020C333
220	2020C220	258	2020C258	296	2020C296	334	2020C334
221	2020C221	259	2020C259	297	2020C297	335	2020C335
222	2020C222	260	2020C260	298	2020C298	336	2020C336
223	2020C223	261	2020C261	299	2020C299	337	2020C337
224	2020C224	262	2020C262	300	2020C300	338	2020C338
225	2020C225	263	2020C263	301	2020C301	339	2020C339
226	2020C226	264	2020C264	302	2020C302	340	2020C340
227	2020C227	265	2020C265	303	2020C303	341	2020C341
228	2020C228	266	2020C266	304	2020C304	342	2020C342